Exhibit 99.1

Tidewater Announces the Acquisition of 37 Platform Supply Vessels from Solstad Offshore

3/7/2023

HOUSTON (BUSINESS WIRE) Tidewater Inc. (NYSE: TDW) (the “Company”) today announced a definitive agreement to purchase 37 of Solstad Offshore ASA’s (“SOFF”) platform supply vessels (“PSV”) for $577 million (the “Transaction”).

Strategic Rationale

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Solidifies Tidewater as the leading high-specification PSV operator: The addition of 37 PSVs makes Tidewater the largest owner and operator of high-specification PSVs, which is the OSV vessel class that has demonstrated the highest utilization through all market cycles

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Enhances Tidewater’s position as the leading global OSV operator with a world-class fleet: Tidewater’s total fleet of 228 vessels is among the youngest in the world, and features a modern fleet of 199 PSVs and AHTS with an average age of 11.3 years, 65% of which are high-specification vessels

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Creates the world’s largest hybrid fleet: The combined fleet will include 14 battery hybrid and 2 LNG power capable vessels and will be able to leverage Tidewater’s emissions reduction and fuel optimization technology, further demonstrating Tidewater’s commitment to sustainability

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Platform for cash flow generation: The acquired vessels have total backlog of approximately $620 million (including contract option periods) and significant potential cash flow generation upside as maturing contracts roll onto higher market day rates

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “This agreement to acquire 37 PSVs from Solstad Offshore marks yet another important milestone in the strengthening of Tidewater’s leadership position as we continue to capitalize on the rapidly improving OSV market. This acquisition further solidifies Tidewater as the leader in large, high-specification PSVs and as the new global leader in hybrid PSVs.

“These vessels make up the highest specification PSV fleet of its size anywhere in the world. All 37 vessels are currently active and are working throughout the world, principally in the North Sea, but also in Brazil, Australia and West Africa.

“Assuming the transaction closes at the end of the second quarter, we are updating our revenue guidance for 2023 to approximately $1.03 billion and our vessel operating margin guidance for 2023 remains the same at approximately 50.0%.

“This transaction is just the latest in a series of transformative steps Tidewater has taken to drive long-term earnings and cash flow generation. We are focused on bringing together the world’s best OSV fleets to create the safest, most sustainable, most reliable, most profitable high-specification OSV fleet in the world.”

Transaction Terms

Tidewater intends to fund the Transaction through a combination of new debt and cash on hand. The Company has received commitments from a group of financial institutions, led by the Company’s existing lender DNB Bank ASA, for a three-year senior secured credit facility of up to $325 million, and expects to raise new debt prior to closing of the Transaction. Closing of the Transaction is subject to customary regulatory approvals and includes a financing contingency. The closing of such financing is subject to agreement on satisfactory documentation and the negotiation and satisfaction of customary conditions precedent.

The Transaction was unanimously approved by Tidewater’s Board of Directors and is expected to close in the second quarter of 2023.

Advisors

Clarksons Securities AS and Evercore are serving as financial advisors to Tidewater. DNB Markets is serving as debt advisor to Tidewater. Vinson & Elkins L.L.P., Advokatfirmaet Wiersholm AS and Clyde & Co are serving as legal counsel to Tidewater.

Conference Call Information

In connection with the announcement of this transaction, Tidewater will be hosting a conference call on March 7, 2023, at 8:00am Central Time. Investors and interested parties may listen to the conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at approximately 11:00 a.m. Central Time on March 7, 2023, and will continue until 11:59 p.m. Central Time on March 7, 2024. To access the replay, access the Investor Relations section of Tidewater’s website at investor.tdw.com.

Disclaimer Regarding Forward Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this communication are forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, statements about the expected timing for closing the Acquisition, the parties’ ability to complete the Acquisition, the Company’s ability to obtain the requisite financing, the expected benefits of the Acquisition, projected financial information (including the updated 2023 guidance), and future opportunities. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, without limitation: satisfaction of the conditions to closing the Acquisition; uncertainties as to the timing to consummate the Acquisition; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; failure to obtain consents or waivers from the relevant third parties; our ability to identify potential lenders and investors for our financing transactions and to close these transactions on favorable terms; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; the effects of disruption to our and the Sellers’ respective businesses; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; our ability to achieve the benefits from the proposed transaction, including the anticipated cash flow generation and customer relationships; our ability to promptly, efficiently and effectively integrate the Assets into our own operations; unknown liabilities; and the diversion of management time on Acquisition-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this communication are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Tidewater Inc.
West Gotcher
Vice President,
Finance and Investor Relations
+1.713.470.5285